UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 24, 2006
Cardica, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51772	94-3287832
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

900 Saginaw Drive, Redwood City, CA		94063
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (650) 364-9975
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On August 24, 2006, Cardica, Inc. (the “Company”) announced that Jeffrey Purvin had been elected as a new member of the Company’s Board of Directors, effective August 23, 2006. Mr. Purvin’s term of office as a member of the Board of Directors will expire at the 2007 Annual Meeting of Stockholders. A copy of the Company’s press release announcing the election of Mr. Purvin is attached as Exhibit 99.1 to this report and is incorporated herein by reference. Neither the filing of any press release as an exhibit to this Current Report on Form 8-K nor the inclusion in that press release of a reference to our Internet address shall, under any circumstances, be deemed to incorporate the information available at our Internet address into this Current Report on Form 8-K. The information available at our Internet address is not part of this Current Report on Form 8-K or any other report filed by us with the Securities and Exchange Commission.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press release dated August 24, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardica, Inc.
(Registrant)

Date: August 25, 2006	/s/ Robert Y. Newell
Robert Y. Newell, Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description
99.1	Press release dated August 24, 2006.